SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 23, 1998
                        (Date of earliest event reported)

                             ONEITA INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                       1-9734                         57-0351045
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                   Identification
 incorporation)                                                    Number)



4130 Faber Place Dr., Suite 200, Ashley Corporate Center, Charleston, S.C. 29405
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number including area code                 (803) 264-5225
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         (Former name or former address, if changed since last report.)

Item 3.   Bankruptcy or Receivership

     On January 23, 1998, the Company filed a voluntary petition in the United States Bankruptcy Court, District of Delaware, commencing a case (Case No. 98-153(JJF)) under Chapter 11 of the United States Bankruptcy Code. Pursuant to a motion of the Company as debtor and debtor-in-possession, the Company was authorized to obtain secured superpriority post-petition financing. In addition, the Company proposes, pursuant to its Plan of Reorganization, to (i) amend the terms of certain of its indebtedness and (ii) restructure its outstanding common stock.


Item 5.   Other Events

     On February 2, 1998, the Company's common stock, $.25 par value, commenced trading in a dealer market through the NASDAQ Electronic Bulletin Board under the symbol ONET. The Company's common stock was formerly traded on the New York Stock Exchange.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

          Exhibits
          --------

          4.1 Interim Order Authorizing Debtor to Obtain Emergency Secured Superpriority Post-Petition Financing, Scheduling a Hearing to Consider Final Authorization to Obtain Secured Post-Petition Financing Pursuant to 11 U.S.C.
Section 364(c) and Bankruptcy Rule 4001

          4.2  Proposed Plan of Reorganization


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ONEITA INDUSTRIES, INC.

                                   By: /s/ William H. Boyd
                                      ------------------------
                                      William H. Boyd
                                      Vice President Administration
                                      and Treasurer

Dated: February 6, 1998